Exhibit 25-B
                                    FORM T-1

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington,D. C. 20549


                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE


                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                              SECTION 305(b)(2) / /

                                 --------------


                              THE BANK OF NEW YORK
               (Exact name of trustee as specified in its charter)

New York                                          13-5160382
(State of incorporation                           (I.R.S. employer
 if not a U.S. national bank)                     identification no.)

One Wall Street, New York, N.Y.                   10286
(Address of Principal executive offices)          (zip code)

                               ---------------

                              PENELEC CAPITAL TRUST
               (Exact name of obligor as specified in its charter)

Delaware                                           None
(State or other jurisdiciton of                    (I.R.S. employer)
incorporation or organization                      identification no.)

(Address of principal executive offices)        (Zip code)

                            ----------------------

                                Trust Securities
                       (Title of the indenture securities)

1. General information. Furnish the following information as to the Trustee:

      (a) Name and address of each examining or supervising authority to which it is subject.

                  Name                              Address

     Superintendent of Banks of           2 Rector Street,
     the State of New York                New York, N.Y. 12203

     Federal Reserve Bank of              33 Liberty Plaza
     New York                             New York, N.Y. 10045

     Federal Deposit Insurance            Washington, D.C. 20429
     Corporation

     New York Clearing House              New York, New York 10005
     Association


(b)   Whether it is authorized to exercise corporate trust powers.
      Yes.

2. Affiliations with Obligor.If the obligor is an affiliate of the trustee, describe each such affiliation.

      None.

16.   List of Exhibits.

      Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the "Act") and 17 C.F.R. 229.10(d).

      1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No.
           33-29637.)

      4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

      6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051.)
                                     -2-

      7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.




                                    SIGNATURE

      Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 20th day of August, 1998.

                                    THE BANK OF NEW YORK


                                    By:   /s/ Remo J. Reale
                                          ---------------------------
                                          Name:  Remo J. Reale
                                          Title: Assistant Vice
                                                      President

                                    SIGNATURE



      Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 20th day of August, 1998.




                                    THE BANK OF NEW YORK



                                    By: /s/REMO J. REALE
                                        ---------------------------
                                          Name:    REMO J. REALE
                                          Title:   ASSISTANT VICE
                                                      PRESIDENT

                                                                       EXHIBIT 7
Consolidated Report of Condition of THE BANK OF NEW YORK of 48 Wall Street, New York, NY 10286 And Foreign and Domestic Subsidiaries a member of the Federal Reserve System, at the close of business March 31, 1998, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

ASSETS                                                       Dollar Amount In
                                                                       Thousands
Cash and balances due from depository
    institutions:  Non interest bearing
    balances and currency and coin                               $6,397,993
Interest-bearing balances                                         1,138,362
Securities:
Held-to-maturity securities                                       1,062,074
Available-for-sale securities                                     4,167,240
Federal Funds Sold And Securities
    purchased under agreements to resell                            391,650
Loans and lease financing receivables:
Loans and leases, net of unearned income                         36,538,242
LESS:  Allowance for loan and loan losss                            631,725
LESS:  Allocated transfer risk reserve                                    0
Loans and leases, net of unearned income,
    allowance, and reserve                                       35,906,517
Assets held in trading accounts                                   2,145,149
Premises and fixed assets (including
    capitalized leases)                                             663,928
Other real estate owned                                              10,895
Investment in unconsolidated subsidiaries
    and associated companies                                        237,991
Customers' liability to this bank on
    acceptances outstanding                                         992,747
Intangible assets                                                 1,072,517
Other assets                                                      1,643,173
                                                                  ---------
Total assets                                                    $55,830,236
                                                                 ==========

LIABILITIES
Deposits:
In domestic offices                                             $24,849,054
Noninterest-bearing                                              10,011,422
Interest-bearing                                                 14,837,632
In foreign offices, Edge and Agreement
    subsidiaries, and IBFs                                       15,319,002

Noninterest-bearing                                                 707,820
Interest-bearing                                                 14,611,182
Federal funds purchased and Securities
    sold under agreements to repurchase                           1,906,066
Demand notes issued to the U.S. Treasury                            215,985
Trading liabilities                                               1,591,288
Other borrowed money:
With remaining maturity of one year or less                       1,991,119
With remainign maturity of more than one
    year through three year                                               0
With remaining maturity of more than three
    years                                                            25,574
Bank's liability on acceptances executed
    and outstanding                                                 998,145
Subordinated notes and debentures                                 1,314,000
Other liabilities                                                 2,421,281
Total liabilities                                                50,631,514

EQUITY CAPITAL
Common Stock                                                      1,135,284
Surplus                                                             731,319
Undivided profits and capital reserves                            3,328,050
Net unrealized holding gains (losses) on
    available-for-sale securities                                    40,198
Cumulative foreign currency translation
    adjustments                                                     (36,121)
                                                                    --------
Total equity capital                                              5,198,722
                                                                  ---------
Total liabilities and equity capital
                                                                     $55,830,236
                                                                ===========





      I, Robert E. Keilman, Senior Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief.

                                                Robert E. Keilman

      We the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true and correct.

Thomas A. Ranyi

Alan R. Griffith  Directors

J. Carter Bacot
                                     -6-